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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 25, 1996

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                          EXTENDED STAY AMERICA, INC.
            (Exact name of registrant as specified in its charter)


            DELAWARE                      0-27360                36-3996573
(State or other jurisdiction of      (Commission File          (IRS Employer
incorporation or organization)            Number)           Identification No.)


                           500 E. BROWARD BOULEVARD
                         FT. LAUDERDALE, FLORIDA 33394
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (954) 713-1600


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ITEM 2.   ACQUISITION OF ASSETS.

          On June 25, 1996, Extended Stay America, Inc. ("the Company") acquired substantially all of the assets of Apartment Inn Partners/Gwinnett, L.P. ("Gwinnett"). Gwinnett owned and operated a 126-room economy extended-stay lodging facility in Lawrenceville, Georgia which is similar in concept to the Company's lodging facilities. The facility was operated as The Apartment Inn and rights for the use of that name and certain other rights were controlled by Apartment/Inn, L.P. The Company intends to continue to operate the acquired facility in substantially its present form. In consideration for such acquisition, the Company issued 172,100 shares of its common stock, par value $.01 per share (the "Common Stock"), and paid an additional $23,000 in cash. The terms of the acquisition, including the number of shares of Common Stock issued as consideration, were determined through arm's-length negotiations, based on past and projected levels of revenue and profitability of the acquired lodging facility and the value of the assets acquired. The acquisition was accounted for using the purchase method of accounting. Copies of the asset purchase agreement and related agreements with respect to this acquisition are filed herewith as
Exhibit 2.1 and are incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial Statements of Business Acquired.

          The required financial statements of the business acquired are hereby incorporated by reference to the Company's Post-Effective Amendment No. 4 to Form S-1 Registration Statement (No. 333-102) dated July 3, 1996 (the "Registration Statement") under the caption "Apartment Inn Partners/Gwinnett" appearing on pages F-42 through F-47 of the Prospectus constituting part of the Registration Statement (the "Prospectus").

          (b) Pro Forma Financial Information.

          The required pro forma financial information relating to the business acquired is hereby incorporated by reference to the Registration Statement under the caption "Pro Forma Financial Statements of Extended Stay America, Inc. and Subsidiaries and Acquired Companies" on pages F-2 through F-4 of the Prospectus.

          (c) Exhibits.

          The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.


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                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EXTENDED STAY AMERICA, INC.



                                       By: /s/ Robert A. Brannon
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                                           Robert A. Brannon
                                           Senior Vice President and
                                           Chief Financial Officer

Dated: July 10, 1996
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                          EXTENDED STAY AMERICA, INC.
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                                 Exhibit Index
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     Exhibit
     Number                Description of Exhibit
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       2.1      Agreement to Purchase Hotel dated as of June 21, 1996 and
                related agreements among the Company, ESA 0996, Inc., Apartment Inn Partners/Gwinnett, L.P., and Rosa Dziewienski Pajonk (incorporated by reference to Exhibit 2.5 the Company's Registration Statement on Form S-1 (Registration No. 333-102)).

       2.2 Agreement dated July 10, 1996 by the Company to furnish supplementally copies of omitted schedules.

      99.1      Financial information incorporated by reference.